                     WHOLESALE FLOOR PLAN SECURITY AGREEMENT


          In the course of business, Atlanta Toyota, Inc., a Texas corporation ("Dealer"), acquires new and used cars, trucks and chassis, including trailers and semi-trailers, motor homes, campers, camping trailers, as well as equipment and accessories thereto ("Vehicles"), from manufacturers, distributors and other sellers. Dealer requests that World Omni Financial Corp. ("WOFCO") finance the acquisition of such Vehicles and pay the manufacturers, distributors or sellers therefor. In consideration of WOFCO's financing of Dealer's acquisition of the Vehicles, and in further consideration of the inducement to WOFCO to make loans and advances to, to purchase from or otherwise acquire retail installment sales contracts, conditional sales contracts or other security instruments from, and to otherwise extend credit or to do business with Dealer, which loans, advances, purchases, acquisitions, or extension of credit would not have been made but for the execution of this Wholesale Floor Plan Security Agreement (this "Agreement"), this Agreement is entered into between WOFCO and Dealer. Dealer and WOFCO agree to the extension of a line of credit in the amount of Fifteen Million DOLLARS ($15,000,000.00) from WOFCO to Dealer.

          As evidence of the above line of credit, Dealer agrees to execute and deliver to WOFCO WOFCO's standard form of demand promissory note ("Demand Promissory Note") of even date in the amount set forth above with documentary tax stamps attached thereto, if applicable. In addition thereto, all other taxes due upon the execution of this Agreement or the Demand Promissory Note or arising out of the transactions evidenced by such documents, if any, will be paid by Dealer. If the line of credit is increased at any time, Dealer will deliver to WOFCO additional Demand Promissory Notes in the amounts of such increases which will bear interest in accordance with their terms. All the provisions of this Agreement shall apply to the total line of credit to include any and all increases. Failure on Dealer's part to deliver additional Demand Promissory Notes shall not impair WOFCO's secured status as to future advances even though the line of credit set forth above is exceeded.

          Dealer agrees to pay to WOFCO upon demand the amount WOFCO advances or is obligated to advance to the manufacturer, distributor or seller for each Vehicle with interest at the rate per annum stated in the above described Demand Promissory Notes. Dealer understands that it may sell and lease at retail in the ordinary course of business that part of the Collateral (as hereinafter defined) which consists of inventory. Dealer further agrees that on or before the soonest of (i) WOFCO's demand therefor, (ii) two days (excluding weekends and legal holidays) following the date on which each Vehicle is sold or leased, or (iii) the completion of a WOFCO audit, Dealer will faithfully and promptly remit to WOFCO the amount WOFCO advanced or has become obligated to advance on Dealer's behalf to the manufacturer, distributor or seller for the purchase of the sold or leased Vehicle. If Dealer has not sold or leased any Vehicle for which any advance was made, and unless and until WOFCO has made demand upon Dealer for payment of the amount of any advance made by WOFCO to Dealer, then the advance shall be paid in full on or before March 31 of the year following the model year of the Vehicle for which the advance was made. On those advances that have been made to enable Dealer to purchase a Vehicle that has been used as a

"demonstrator," and unless otherwise agreed upon in writing, Dealer shall pay the entire amount of the advance in accordance with the foregoing or, if earlier, when the "demonstrator's" odometer reaches 5,000 miles or the Vehicle is damaged so as to reduce its wholesale value, after repair, below the amount advanced thereon. Dealer understands that WOFCO, in its sole discretion, may in writing extend the term of payment of any advance beyond that set forth above, but any such extension shall not affect WOFCO's right to make demand upon Dealer for the payment of any advance for which the payment thereof has been extended. Upon WOFCO's receipt of the amount advanced by WOFCO on Dealer's behalf for the purchase of the sold or leased Vehicle, WOFCO's security interest in the Vehicle shall cease and shall no longer exist.

          Dealer acknowledges and agrees that the relationship between Dealer and WOFCO created by this Agreement and the Demand Promissory Note is that of debtor-creditor and not that of joint venturers, that WOFCO is not a joint venturer of Dealer pursuant to any other agreement with Dealer and that Dealer will make no representations to the contrary.

          Dealer also agrees that to secure collectively the payment by Dealer of the amounts of all advances made and obligations to advance incurred by WOFCO pursuant to this Agreement or the Demand Promissory Notes, and the interest due thereon, any late fees, costs, attorneys' fees and any other legal expenses charged hereunder or thereunder, and any other Obligations (as hereinafter defined), WOFCO is hereby granted a security interest in the Collateral (as hereinafter defined). WOFCO's security interest in the Collateral shall attach to the proceeds, in whatever form, including the proceeds of any retail sale or lease of Vehicles by Dealer and to the proceeds of any other disposition of said Vehicles or any part thereof, to the fullest extent provided or permitted by law. This security interest is given not only to secure the payment by Dealer of such advances and obligations to advance, including those payment and performance obligations evidenced by the above described Demand Promissory Notes, but also to secure the payment and performance of any other obligations Dealer has to WOFCO, whether primary, secondary, direct, indirect, contingent, sole, joint or several, whether presently existing or hereafter arising under present or future advances by WOFCO to Dealer, pursuant to this Agreement or pursuant to any other agreement between WOFCO and Dealer whether presently existing or hereafter executed, and also any obligations Dealer may have to third parties which may now or hereafter be purchased by WOFCO, and any and all extensions or renewals thereof, and also to secure the performance by Dealer of the promises, warranties and agreements set forth herein (all of the foregoing hereinafter called "Obligations").

          If, for any reason, total payments which may be deemed interest under any of the Obligations shall be greater than the limit imposed by the usury laws under applicable law for any interest payment period, then all sums in excess of those lawfully collectable as interest for that period shall be applied, without further agreement or notice, first to the reduction of principal until paid in full with the excess,if any, being then repaid to any Obligor (as hereinafter defined).

          The Collateral subject to this Agreement is (a) all inventory of the Dealer consisting of new and used Vehicles (whether held for sale or lease, including used Vehicles which are received as "trade-ins"); all additions, accessories and accessions to any of the foregoing; all general intangibles, instruments, chattel paper, accounts, books and records, contract rights and accounts receivable of the Dealer, whether now owned or hereafter acquired by Dealer, arising out of the sale or lease of any of the foregoing; all substitutions for any of the foregoing and all returned and repossessed items; and all proceeds of any of the foregoing, including insurance proceeds; and (b) to the extent the pledge thereof will not violate, or require the approval of a third party pursuant to, any other agreement in effect as of the date of this Agreement to which the Dealer is a party, all inventory, equipment, documents and all other property of the Dealer, whether now owned or hereafter acquired by Dealer, including, but not limited to, parts inventory, furniture and fixtures; all tools, parts and equipment used with, or intended for use with, any of the foregoing; all additions, accessories and accessions to any of the foregoing; all general intangibles, instruments, chattel paper, accounts, books and records, contract rights and accounts receivable of the Dealer, whether now owned or hereafter acquired by Dealer and whether arising out of the sale or lease of any of the foregoing or otherwise; all substitutions for any of the foregoing and all returned and repossessed items; and all proceeds of any of the foregoing, including insurance proceeds (all of the foregoing herein defined as the "Collateral").

          Dealer's possession of the Vehicles shall be for the purpose of storing and exhibiting same for retail sale or lease in the regular course of business. With the exception of used Vehicles, Dealer shall keep the Vehicles brand new and Dealer shall not use the Vehicles, new or used, illegally, improperly or for hire. WOFCO shall at all times have the right of access to and inspection of the Vehicles and the right to examine Dealer's books and records in any way relating to its business, including those pertaining to the Vehicles. It is agreed that certain Vehicles financed hereunder may be used as demonstrators for the purpose of promoting the sale of these and other Vehicles. Mutually, WOFCO and Dealer will establish in writing the number of new units to be outstanding as demonstrators at any one time.

          Dealer shall, at all times during the shipment of Vehicles, cause them to be fully insured at Dealer's or the shipper's expense, as the case may be, in WOFCO's favor and to WOFCO's satisfaction, and, at Dealer's own expense, to insure the Vehicles at all times thereafter for no less than the actual cash value of the Vehicles against at least the perils of collision, fire, theft and the perils contemplated in combined additional coverage and further agree to maintain liability insurance, all with a financially sound and reputable insurer acceptable to WOFCO. The insurance policy will name WOFCO as loss payee and as an additional insured and will include a clause providing for 30 days prior written notice to WOFCO of cancellation, material change or non-renewal. At all times, WOFCO will be provided written evidence that the insurance is in force and WOFCO will be furnished a copy of each current policy in a timely manner. Dealer agrees to pay promptly when due all taxes, assessments and governmental charges upon or against Dealer or upon the Collateral or upon Dealer's property or operations, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings, and Dealer shall take appropriate actions to assure that the Collateral remains free of any lien. In the event Dealer shall fail to maintain insurance, pay taxes, assessments, costs and expenses which Dealer is required to pay under any of the terms hereof, or fail to keep the Collateral free from other security interests, liens or encumbrances, WOFCO may make expenditures for any or all such purposes and the amount so expended together with interest thereon at the rate of 18% per annum shall become immediately due and payable by Dealer to WOFCO as an additional part of the Obligations and shall have the benefit of and be secured by the security interest herein granted and agreed to. Prior to default by Dealer hereunder, payments for losses made under any policy of hazard insurance shall be applied, at Dealer's option, to either replace Collateral or to reduce the Obligations. After default, payments under any insurance policy shall be first applied to the Obligations due and owing to WOFCO. After the Obligations are paid in full, any remainder may be paid to Dealer. WOFCO is hereby granted a security interest in unearned premiums rebated or returned upon cancellation of any insurance policy. Dealer hereby grants to WOFCO an irrevocable power of attorney, which power of attorney shall be coupled with an interest in the Collateral, and hereby appoints WOFCO to act as Dealer's attorney-in-fact for Dealer in obtaining, adjusting, settling and cancelling such insurance and endorsing any draft issued by any insurer in payment of claims. WOFCO may apply any proceeds of such insurance which may be received by WOFCO for payment of the Obligations, whether due or not due, in such order of application as WOFCO may determine.

          Dealer represents and warrants that the Collateral is free and clear of all liens, security interests and other encumbrances at the time of execution of this Agreement, except for the lien and security interest granted to WOFCO hereunder, and that the lien and security interest granted to WOFCO hereunder is a first priority lien on and security interest in the Collateral. Dealer further covenants that as of the time of each advance made under any Demand Promissory Note, WOFCO's lien on and security interest in the Collateral shall be a first priority lien and security interest. Dealer shall not mortgage, pledge or loan the Collateral and shall not transfer or otherwise dispose of it except as provided herein. Dealer shall execute in favor of WOFCO any forms or documents which may be required for the amounts advanced pursuant to this Agreement, and shall execute such additional documents as WOFCO may at any time request in order to confirm or perfect title or a security interest in the Collateral. Execution by Dealer of any instrument for the amount advanced shall be deemed evidence of Dealer's obligation and not payment therefor. Dealer hereby grants to WOFCO an irrevocable power of attorney, which power of attorney shall be coupled with an interest in the Collateral, and hereby appoints WOFCO or any of WOFCO's officers as Dealer's attorney-in-fact to supply any omitted information and correct patent errors in any documents executed by Dealer pursuant to or in furtherance of this Agreement.

          Dealer certifies that any information concerning its business organization or financial condition furnished or that may be furnished in the future to WOFCO is true and correct and fairly presents the financial condition of Dealer in accordance with generally accepted accounting principles consistently applied. Dealer agrees to furnish such information to WOFCO at such times (on at least a monthly basis) and in such form as WOFCO may request.

          Dealer represents and warrants: (a) that its principal place of business, and if more than one, that its chief executive office is located at the address of Dealer set forth on the signature page hereof and that such principal place of business or chief executive office has been maintained at such location, or at such other locations as indicated on the signature page hereof, since the formation of the Dealer or any predecessor in interest thereto or for at least seven years, whichever is longer; and (b) that Dealer has conducted business under its current corporate name, or if it conducts business under a trade name, that it has conducted business under its current trade name, and has not conducted business under any other name, other than the corporate or trade names listed on the signature page hereof, since the formation of the Dealer or any predecessor in interest thereto or for at least seven years, whichever is longer.

          Dealer covenants to promptly give WOFCO notice in writing: (a) of all threatened or actual actions or suits and of all investigations or proceedings by or before any court, arbitrator or any governmental department, board, agency or other instrumentality, state or federal, affecting Dealer or its properties which involves potential liability of Dealer in excess of $100,000 in any individual case; (b) of any material adverse change in the condition (financial or otherwise) of Dealer; (c) of any notice of intent to seize, levy or assess or of any actual seizure, levy or assessment upon or against any property of Dealer; and (d) of any change in Dealer's corporate name or any trade name and any change in its chief executive office or place(s) of business.

          At WOFCO's option, Dealer shall be in default under this Agreement and under any Demand Promissory Notes upon the happening of any of the following events or conditions (hereinafter collectively called "Event of Default"), whether happening to Dealer or any other party primarily, secondarily or contingently liable on any of the Obligations (hereinafter collectively called "Obligor" without regard to number or gender):

          1. Failure to pay or perform when due any obligation, covenant, agreement, or liability contained or referred to herein or in any other agreement between Obligor and WOFCO;

          2. Loss, theft, substantial damage, destruction, sale or encumbrance of any Collateral, except as herein permitted, or the making of any levy, seizure, garnishment, or attachment thereof or thereon;

          3. Obligor makes an assignment for the benefit of creditors, files a petition in bankruptcy, petitions or applies to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or commences any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or any such petition or application is filed against Obligor, or any such proceeding is commenced against it;

          4. Obligor admits in writing its inability, or is generally unable, to pay its debts as they become due, or Obligor, by any act or omission, indicates its consent to, approval of or acquiescence in any petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for the Obligor or any substantial part of any of its properties, or suffers any such custodianship, receivership or trusteeship;

          5. Merger, consolidation, change of voting control or transfer or sale of substantially all the assets of any corporate Obligor;

          6. WOFCO, in good faith, believes that the prospect of payment or performance of any agreements or obligations between any Obligor and WOFCO or any other Obligor is impaired or that the Vehicles are in danger of misuse, loss, seizure or confiscation;

          7. There is a change in Dealer's managerial control, including a change resulting from a management contract or a change in substantially all of Dealer's executive officers;

          8. There occurs a breach or violation of any subordination agreement or guaranty by any party thereto which has been executed in WOFCO's favor and given to WOFCO to guaranty any Obligations or to subordinate any of Dealer's other indebtedness or obligations to the Obligations;

          9. Any final judgment(s) for the payment of money in excess of $100,000 in the aggregate, excluding judgments for claims covered by insurance, are rendered against the Obligor and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed; or notice of intent to levy by any governmental agency or body (whether local, state or federal) is issued to or against Obligor or any of its properties for an amount in excess of $100,000;

          10. Any consent, approval, franchise, license or permit of any governmental agency or of any motor vehicle manufacturer, franchisor or distributor that is a party to any agreement with Dealer, which is necessary for the ownership of Dealer's assets or for the operation of its business, is cancelled, revoked or modified in a manner which materially adversely affects Dealer or its properties; or

          11. Obligor shall default in the performance of any agreement with any person other than WOFCO if the effect of such default is, or with notice or the passage of time or both would be, to accelerate the maturity of any indebtedness, or Obligor shall fail to pay any indebtedness at maturity.

          Upon the occurrence of any Event of Default or at any time thereafter, WOFCO's obligations to make advances hereunder or under any Demand Promissory Note shall be terminated at WOFCO's option, and WOFCO shall have the right to terminate this Agreement at WOFCO's option without demand or notice, and in such event, all Obligations secured hereby, or any of them (notwithstanding any provisions thereof), shall immediately become due and payable without demand or notice and WOFCO may take immediate possession of the Collateral without demand, notice or legal process; and for the purpose and in furtherance thereof, Dealer shall, if WOFCO so requests, assemble the Collateral and make it available to WOFCO at a reasonably convenient place designated by WOFCO, and WOFCO shall have the right (and Dealer hereby authorizes and empowers WOFCO to do so) to enter upon the premises wherever said Collateral may be and remove same. Dealer shall hold WOFCO harmless from any claim for trespass or breach of peace in connection with such entry and removal. In the event WOFCO acquires possession of any Collateral, WOFCO may, in its sole discretion, sell the Collateral by private or public sale for the account of Dealer after given reasonable notice of the time and place of sale to Dealer. Any notice from WOFCO placed in the U.S. Mail, postage prepaid, addressed to Dealer at its address shown on WOFCO's records at least seven business days prior to any action or sale shall be reasonable notice to Dealer. Any proceeds of the disposition of any Collateral may be applied by WOFCO toward the reasonable expenses of retaking, holding, preparing for sale and selling the Collateral, next to reasonable attorneys' fees and legal expenses incurred by WOFCO, and finally to Obligations of Dealer to WOFCO in any order WOFCO may elect. Dealer shall be liable for any deficiency and WOFCO shall be entitled to interest thereon at the rate of 18% per annum. In the event of repossession of the Collateral by WOFCO, then the rights and remedies applicable under the Uniform Commercial Code in effect in the state which laws shall govern this Agreement as provided below shall apply, except as permitted to be modified by agreement and which were so modified herein. In conjunction with or in lieu of any of the remedies provided for in this paragraph, and at WOFCO's sole option, Dealer shall allow WOFCO or any agent or designee thereof to enter upon Dealer's premises for the purpose of taking possession of, holding, and controlling The disposition of, in any manner deemed appropriate by WOFCO, all Vehicles financed in whole or in part by WOFCO and constituting a portion of the Collateral, all title and registration documents, manufacturers' statements or certificates of origin and keys for any such Vehicles, all to the sole end of further protecting WOFCO's rights as a secured party hereunder and for no other purpose. Dealer hereby grants to WOFCO an irrevocable power of attorney, which power of attorney shall be coupled with an interest in the Collateral, and hereby appoints WOFCO or any of WOFCO's officers as Dealer's attorney-in-fact to execute on Dealer's behalf all title and registration documents, all manufacturers' statements or certificates of origin, and to do any and all things in the name of and on behalf of Dealer to enable WOFCO to fully exercise its rights in and to the Collateral as provided in this Agreement and under applicable law.

          Dealer shall pay all expenses of every kind for the enforcement of any of WOFCO's rights mentioned herein or in any Demand Promissory Notes and reimburse WOFCO for any expenditures, including expenses incurred in realizing on Collateral, court costs, other legal expenses and reasonable attorneys' fees (provided, however, that if this Agreement is governed by and construed and enforced under the laws of the State of Georgia, Dealer shall pay WOFCO's attorneys' fees at the rate of 15% of principal and interest owing by Dealer to WOFCO) incurred in consultation or in judicial, administrative or arbitration proceedings, both at trial and appellate levels, and such expenses shall bear interest at the rate of 18% per annum until paid and shall be secured hereby.

          Dealer understands that WOFCO does not warrant the Vehicles and Dealer will not be relieved of any Obligation or liability to WOFCO because the Vehicles are defective or fail to conform to the warranties extended by the manufacturer or supplier. This Agreement and the Obligations arising from it shall not be affected by any dispute Dealer may have with any manufacturer, distributor or shipper of the Vehicles. Specifically, Dealer will not assert against WOFCO any claim or defense Dealer may have against any manufacturer, distributor or shipper of the Vehicles. Dealer shall indemnify and hold WOFCO harmless against any claims or defenses asserted by any consumer or other buyer of Vehicles in the ordinary course of business by reason of the condition of any Vehicles sold by Dealer, any representations made by Dealer about the Vehicles, or any violation of any applicable law or regulation.

          Any provision of this Agreement to the contrary notwithstanding, the line of credit extended hereunder may be cancelled at any time by WOFCO at WOFCO's election without prior notice or demand, and in such event the Demand Promissory Notes and all sums for which Dealer shall be indebted to WOFCO under this Agreement, plus interest, shall immediately become due and payable without notice.

          No waiver of any default or non-exercise of a right hereunder shall waive any other default, or the same default on a future occasion, or preclude exercising any other right or the same right on a future occasion. Time is of the essence. The provisions hereof are cumulative to provisions of any other agreement between the parties hereto. Singular includes plural, and neuter includes masculine and feminine. This Agreement is effective as of its date. WOFCO's rights hereunder shall inure to the benefit of its successors and assigns, and Dealer's duties shall bind its successors and assigns. If any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect under applicable law, the same shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement, the Demand Promissory Note and any other agreement or document executed or delivered pursuant hereto, or in connection or arising with the loans or transactions contemplated by this Agreement, embody the entire agreement and understanding between the parties hereto, supersede all prior agreements and understandings relating to the subject matter hereof, and may not be modified or varied except in a writing signed by WOFCO and Dealer. In the event any conflict arises between the terms of this Agreement and the terms of any other document or agreement between WOFCO and Dealer, the terms of this Agreement shall govern. WOFCO may assign this Agreement or any of its rights and powers hereunder, and in the event of such assignment, the assignee shall have the same rights, duties, remedies and obligations as if originally named herein in WOFCO's place.

          Dealer and WOFCO hereby knowingly, voluntarily and intentionally waive any right either of them may have to obtain punitive or exemplary damages from the other based on any rights, claim or action either of them may have against the other, including, but not limited to, any right, claim or action arising out of this Agreement, any Demand Promissory Note or any document, agreement or transaction to which they are both parties.

          Except as otherwise specifically set forth herein or agreed to in writing by WOFCO and Dealer, any action, dispute, claim, or controversy between or among the parties, whether sounding in contract, tort, or otherwise ("Dispute"), shall be resolved by arbitration as set forth below, and shall include any Dispute arising out of or in connection with (1) this Agreement, any Demand Promissory Note, or any related agreements or instruments, (2) all past, present, and future agreements involving the parties, (3) any transaction contemplated hereby and all past, present, and future transactions involving the parties, and (4) any aspect of the past, present, or future relationships of the parties. Such disputes shall be resolved by binding arbitration in accordance with Title 9 of the United States Code and the Commercial Arbitration Rules of the American Arbitration Association. In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding described herein. In any arbitration proceeding subject to these provisions, the arbitrators are specifically empowered to decide (by documents only, or with a hearing, at the arbitrators' sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. Any arbitration proceeding subject to these provisions shall be conducted in the state in which the Dealer's place of business for the sale of Vehicles is located and in the county in such state in which WOFCO's principal place of business in that state is located. Judgement upon the award rendered may be entered in any court of appropriate subject matter jurisdiction, which judgement may be domesticated in any jurisdiction for purposes of enforcement. The parties to this Agreement expressly subject themselves to the personal jurisdiction of any such court for the entry of any such judgement and for the resolution of any dispute, action, or suit arising in connection with the entry of such judgement. Any Dispute subject to arbitration proceedings in accordance with this Agreement shall be decided by a majority vote of three arbitrators. The arbitrators shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrators' fees and court costs) to the prevailing party.

          No provision of, nor the exercise of any rights under the preceding paragraph, shall limit the right of WOFCO (1) to foreclose against Collateral by the exercise of a power of sale under this Agreement or applicable law, (2) to exercise self-help remedies including, without limitation, setoff and repossession, (3) to obtain provisional or ancillary remedies such as injunctive relief, attachment, or the appointment of a receiver from a court having jurisdiction before, during, or after the pendency of any arbitration proceeding, or (4) to otherwise exercise its rights in and to the Collateral or its remedies as a secured creditor under Article 9 of the Uniform Commercial Code (as adopted in the state which laws govern the construction and enforceability of this Agreement, as set forth below) or as set forth in this Agreement. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of any party to submit the Dispute to arbitration.

          In the event it shall be determined for any reason that any Dispute shall not be subject to arbitration as set forth herein, DEALER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY in respect to any litigation arising out of or in connection with (1) this Agreement, any Demand Promissory Note, or any related agreements or instruments,
(2) all past, present, and future agreements involving the parties, (3) any transaction contemplated hereby, and all past, present, and future transactions involving the parties, and (4) any aspect of the past, present, or future relationships of the parties. This waiver of trial by jury provision is a material inducement for WOFCO to enter into this Agreement.

          This Agreement shall be governed by and construed and enforced under the laws of the State of Georgia without regard to its conflict of laws principles.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed under its hand and seal by its duly authorized representative this
     day of         , 19  .

WORLD OMNI FINANCIAL CORP.

                                Atlanta Toyota, Inc.
                                (Dealer's Name)
By:                    (SEAL)
                                2345 Pleasant Hill Road
(CORPORATE SEAL)                Duluth, GA  30136

                                (Address of current principal place of business, or if more than one, current chief executive office, of Dealer)

                                By: /s/ Carl Spielvogel            (SEAL)
                                   --------------------------------

                                                                    , President
                                ------------------------------------


                                Attest: /s/ George Lowrance (SEAL)
                                       -----------------

                                                                  , Secretary
                                ----------------------------------
                                        (CORPORATE SEAL)

Other corporate and trade names of Dealer (or any predecessor in interest thereto) and locations of its principal place of business and chief executive office of Dealer (or any predecessor in interest thereto) during the past seven years.

____________________            _______________________
(Name)                          (Name)

____________________            _______________________

____________________            _______________________
(Address)                       (Address)

                        USED VEHICLE FLOOR PLAN AGREEMENT

             (Amendment to Wholesale Floor Plan Security Agreement)



          This Agreement is entered into on _________, __96, by and between WORLD OMNI FINANCIAL CORP., a Florida corporation ("WOFCO") and Atlanta Toyota, Inc. a Texas corporation D/B/A Atlanta Toyota ("DEALER").

          WOFCO and DEALER have previously entered into a Wholesale Floor Plan Security Agreement (the "Security Agreement") dated _________, 199_. In consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, WOFCO and DEALER hereby amend the Security Agreement as follows:

          1. All capitalized terms used herein shall have the meanings given to such terms in the Security Agreement.

          2. From time to time during the term of the Security Agreement WOFCO will advance to DEALER upon DEALER'S request up to a total of THREE MILLION DOLLARS ($3,000,000.00) under the line of credit extended to DEALER pursuant to the Security Agreement for the purpose of financing DEALER'S acquisition of qualified used Vehicles. Qualified used Vehicles shall mean used Vehicles that are clean, and in good condition, have low mileage and are no more than four (4) years old.

          3. Advances made for the purpose of financing qualified used Vehicles shall be evidenced by a separate Demand Promissory Note in the amount of $3,000,000.00. Such advances shall represent a revolving loan and DEALER may borrow up to $3,000,000.00, repay all or any portion of such advances, and reborrow up to $3,000,000.00, subject to the terms and conditions set forth herein and in the Security Agreement.

          4. DEALER shall give WOFCO written notice of any requested advance hereunder. Such notice shall specify the proposed date of the advance and the amount thereof. Subject to confirmation by WOFCO that the amount requested will not cause the total amounts advanced hereunder to exceed $3,000,000.00, WOFCO shall make each subsequent advance hereunder on the date proposed by DEALER therefor (which may be the same banking day if such request is made by DEALER and is received by WOFCO prior to 11:00 A.M. (Deerfield Beach time), otherwise no earlier than the following banking day, in the manner agreed upon by WOFCO and DEALER. WOFCO shall have no duty or obligation to verify or confirm the authority of the person of DEALER requesting any such subsequent advance as long as said person identifies himself as an employee of DEALER.

          5. DEALER shall at all times maintain in inventory qualified used Vehicles with a collective wholesale value of not less than the amount outstanding hereunder for the acquisition of used Vehicle inventory. All such used Vehicles shall be maintained at the DEALER'S location and shall be titled in the DEALER'S name with no outstanding liens.

          6. Except as amended hereby, the Security Agreement, as it may be amended from time to time, shall govern the terms of all advances made under the line of credit for the financing of qualified used Vehicles.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed under hand and seal by its duly authorized representative as of the date and year first written above.

WORLD OMNI FINANCIAL CORP.


BY:________________________(SEAL)

____________________________
(Print Name and Title)

ATLANTA TOYOTA, INC.

BY:/s/ Carl Spielvogel    (SEAL)
   -----------------------

Attest:

BY:/s/ George Lowrance    (SEAL)
   -----------------------
     Secretary

                             DEMAND PROMISSORY NOTE
                                (Line of Credit)

$15,000,000.00

                                               DATE:____________________________
                                               LOCATION: 2345 Pleasant Hill Road
                                                         -----------------------
                                                         Duluth, GA  30136
                                                         -----------------------

VALUE RECEIVED, the undersigned ("Maker") promises to pay on DEMAND to the order of WORLD OMNI FINANCIAL CORP., a Florida corporation, together with any subsequent holder hereof (hereinafter collectively called the "Holder"), the principal sum of Fifteen Million DOLLARS ($15,000,000.00) or such portion thereof which shall have been advanced to Maker, with interest as set forth below on the unpaid balance until paid, and both principal and interest shall be payable in lawful money of the United States of America at the office of Holder located at 120 N.W. 12th Avenue Deerfield Beach, FL 33442, or at such other place as Holder may designate in writing. It is understood and agreed that additional amounts may be advanced by Holder as provided in the Wholesale Floor Plan Security Agreement (as hereinafter defined) securing this Demand Prmoissory Note ("Note") and, if no promissory note reflecting such additional advance is executed by Maker, such advances will be added to the principal of this Note, will accrue interest as set forth below from the date of advance until paid and will otherwise be payable in accordance with the terms of this Note.

          All sums due under this Note, including, without limitation, all principal and interest and all amounts advanced by the Holder of this Note or any predecessor or assignor (immediate or remote) with respect hereto, shall be due and payable upon DEMAND or, in the absence of any DEMAND, upon such additional terms and conditions as are set forth in this Note and in the Wholesale Floor Plan Security Agreement dated ___________, 19__, between World Omni Financial Corp. and Maker, including any amendments thereto (the "Wholesale Floor Plan Security Agreement"), which agreement and amendments, if any, are incorporated herein by reference.

          Accrued interest shall be paid monthly on the 1st day of each month commencing on ___________, 19__. On that portion of the principal amount of this Note advanced to enable Maker to acquire new Vehicles (as defined in the Wholesale Floor Plan Security Agreement), interest shall be a percentage of such principal amount at an annual rate equal to .75 percent (.75) plus the interest rate announced from time to time by First Union National Bank of Florida, as the Prime Rate (the "Prime Rate"), and shall be computed on the basis of the actual number of days elapsed over a period of 360 days. On that portion of the principal amount of this Note advanced to enable Maker to acquire used Vehicles or advanced for any other purpose, other than to enable Maker to acquire new Vehicles, interest shall be a percentage of such principal amount at an annual rate equal to 1.75 percent (1.75) over the interest rate announced from time to time by First Union National Bank of Florida, as the Prime Rate, and shall be computed on the basis of the actual number of days elapsed over a period of 360 days. Each change in the interest rate hereunder shall be effective as of the date upon which the Prime Rate is changed. Interest shall be computed on a daily basis by applying the interest rate effective on that day as a daily rate to the outstanding principal balance as of that day. The outstanding principal balance as of any day shall be the outstanding principal balance hereunder as of the beginning of the day, plus any advance made pursuant to this loan charged to Maker's account on that day (exclusive of interest) and less any payments of principal credited to Maker's account on that day.

          The obligation of Maker to make the payments required to be made hereunder shall be absolute and unconditional and shall not be subject to diminution or delay by setoff, counterclaim, abatement or otherwise.

          Maker shall indicate in writing, at the time of each request for an advance hereunder, the amount of the requested advance that will be used to enable Maker to acquire new Vehicles and the amount of the requested advance that will be used to enable Maker to acquire used Vehicles, which indications shall be made in accordance with Holder's normal business practices. Holder shall provide a monthly statement to Maker indicating the amount of the advances made hereunder that have been made to enable Maker to acquire new Vehicles and indicating the amount of the advances made hereunder that have been made to enable Maker to acquire used Vehicles, which monthly statement shall be controlling in the event of any conflict with any writing provided by Maker.

          Each Event of Default as defined in the Wholesale Floor Plan Security Agreement shall be, and hereby is, incorporated herein by this reference and by virtue thereof shall be deemed an event of default hereunder (hereinafter, an "Event of Default").

          In the event of default in payment of any installment of principal or interest hereof or upon the occurrence of any other Event of Default, Holder may, without notice, declare the remainder of the principal and interest due hereunder at once due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. The unpaid principal of this Note and accrued interest, if any, shall bear interest after default at the rate of 18% per annum until paid.

          Acceptance of any payment after its due date shall not be deemed a waiver of the right to require prompt payment when due of all other sums, and acceptance of any payment after Holder has declared its entire indebtedness due and payable shall not cure any Event of Default or operate as a waiver of any right of Holder hereunder.

          Maker, and any sureties, guarantors or endorsers of this Note, hereby jointly and severally waive presentment for payment, demand for payment, protest, notice of dishonor, notice of nonpayment or notice of default (or any other notice of any kind, all of which are hereby expressly waived by Maker and such sureties, guarantors and endorsers to the fullest extent permitted by law), and hereby jointly and severally waive all defenses on the grounds of extension of time for the payment hereof, renewals, waivers, modifications, or substitutions hereof, releases of Collateral, or substitution or release of any sureties, guarantors and endorsers hereof which may be given by Holder to them or either of them or to anyone who has assumed any obligation for the payment of this Note.

          All payments shall be applied first to fees and costs, including attorneys' fees, if any, next to interest and then to principal, but notwithstanding any provision in this Note or in any other document executed in connection with this Note, Maker's total liability during any payment period for payment of fees, charges or other payments which may be deemed interest shall not exceed the limits imposed by the usury laws under applicable law. If, for any reason, total payments which may be deemed interest shall be greater than the limit imposed by the usury laws under applicable law for any interest payment period, then all sums in excess of those lawfully collectable as interest for that period shall be applied, without further agreement or notice, first to the reduction of principal until paid in full with the excess, if any, being then repaid to Maker. Holder agrees to accept such sums as a penalty-free prepayment of principal, unless Holder at any time elects, by notice in writing, to waive or limit the collection of any sums in excess of those lawfully collectable as interest rather than accept those sums as a prepayment of principal. If this Note is accelerated by an Event of Default, any interest on principal accelerated to maturity in excess of the limits imposed by the usury laws under applicable law shall be eliminated. This Note may be prepaid in whole or in part at any time without penalty.

          Upon the occurrence of an Event of Default, Holder may employ an attorney or a law firm to enforce Holder's rights and remedies, including the right to collect the amounts due under this Note and to protect or foreclose the Collateral, and Maker, principal, surety, guarantor and endorsers of this Note hereby agree, jointly and severally, to pay to Holder reasonable attorneys' fees (provided, however, that if this Demand Promissory Note is governed by and construed and enforced under the laws of the State of Georgia, Maker shall pay Holder attorneys' fees at the rate of 15% of principal and interest owing by Maker to Holder) and costs, whether or not suit be brought, including attorneys' fees and costs on appeal, plus all other reasonable expenses incurred by Holder in exercising any of the Holder's rights and remedies upon default, including, without limitation, courts costs, other legal expenses and attorneys' fees incurred in connection with consultation, arbitration and litigation, and such fees, costs, and expenses shall bear interest at the rate of 18% per annum until paid and shall be secured as provided by the Wholesale Floor Plan Security Agreement.

          Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to such terms in the Wholesale Floor Plan Security Agreement.

          Holder may pledge, transfer or assign this Note and shall thereupon be relieved of all duties hereunder and with respect to the Collateral. All rights and duties of the parties hereto and any sureties, guarantors and endorsers shall inure to the benefit of and bind their heirs, distributees, legal representatives, successors and assigns.

          This Note is given for the loan of money, and is secured by a security interest in the Collateral granted pursuant to the Wholesale Floor Plan Security Agreement and incorporated herein by reference. The provisions of all other security agreements securing this Note, if any, are incorporated herein by reference.

          This Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          This Note is to be governed by and construed and enforced under the laws of the State of Georgia out regard to its conflict of laws principles.

          Maker hereby knowingly, voluntarily and intentionally waives the right to a trial by jury in respect to any litigation based on this Note, or arising out of, under, or in connection with any document or agreement executed in connection with the transactions contemplated hereby, or arising out of, under, or in connection with any course of conduct, course of dealing, statements (whether written or oral), or actions of Maker or any other person. This waiver of trial by jury provision is a material inducement for Holder to enter into the transactions contemplated by this Note.

          IN TESTIMONY WHEREOF, each corporate Maker caused this instrument to be executed under its hand and seal in its corporate name by its ______________ _________________ President, and caused its corporate seal to be affixed hereto, all by order of its Board of Directors, first duly given, this day and year first above written.

                              ATLANTA TOYOTA, INC.

                              (Corporate Name)

(Corporate Seal)

                              By: /s/ Carl Spielvogel  (SEAL)
                                  ---------------------
                              ,as its                  President
                                      -----------------

ATTEST:

/s/ George Lowrance (SEAL)
- --------------------
                    , as its Secretary
- --------------------

STATE OF NEW YORK

COUNTY OF NEW YORK


          I hereby certify that on this date before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgements, personally appeared CARL SPIELVOGEL of Atlanta Toyota, Inc. (Company Name), who is personally known to me who did/did not take an oath, who is known to me to be the person who executed the attached Demand Promissory Note dated ____________________, 19__, in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00), on behalf of Atlanta Toyota, Inc. (Company Name), and who acknowledged before me that he/she executed the same.


                         /s/ Eleanor McKenna
                         _______________________________________
                         Notary Public

                         Eleanor McKenna
                         _______________________________________
                         Print Name


                         My Commission Expires: Oct. 9, 1996



Exhibit B